UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

United Fire Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 399-5700

_________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 20, 2015, the United Fire Group, Inc. (the "Company") held its 2015 Annual Meeting of Shareholders in Cedar Rapids, Iowa.

Represented at the meeting, in person or by proxy, were 22,916,030 shares constituting approximately
92 percent of the issued and outstanding shares entitled to vote as of the close of business on March 23,
2015. The following proposals were approved by the margins indicated below.

Proposal 1: Election of four director nominees for terms of three years ending in 2018 (or until such time as their respective successors have been duly elected and qualified).

		Number of Shares
		Votes For	Votes Withheld	Broker Non-Votes
Christopher R. Drahozal	Class C Director	20,289,809	836,518	1,789,703
Jack B. Evans	Class C Director	20,287,102	839,225	1,789,703
George D. Milligan	Class C Director	20,295,071	831,257	1,789,703
Michael W. Phillips	Class C Director	21,034,518	91,809	1,789,703

Proposal 2: Approval of an amendment to United Fire Group, Inc.’s Articles of Incorporation to provide for majority voting in uncontested director elections. A copy of the amendment is attached as Exhibit 3.1.

	Number of Shares
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Amendment to United Fire Group, Inc.’s Articles of Incorporation	20,127,150	11,022	988,155	1,789,703
On May 20, 2015, the Company implemented the amendment by filing Articles of Amendment to the Articles of Incorporation of United Fire Group, Inc. with the Iowa Insurance Division and the Secretary of State of the State of Iowa.
Proposal 3: Ratification of the appointment of our independent registered public accounting firm, Ernst & Young LLP, for 2015.

	Number of Shares
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Appointment of Ernst & Young LLP	21,931,828	962,184	22,019	—
Proposal 4: Approval, on an advisory basis, of compensation of the Company’s named executive officers.

	Number of Shares
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Say-on-Pay Advisory Vote on Compensation of the Company’s Named Executive Officers	20,613,533	491,129	21,666	1,789,703
Item 7.01. Regulation FD Disclosure.
The shareholder presentation attached as Exhibit 99.1 to this Current Report on Form 8-K/A was used at the 2015 Annual Meeting of Shareholders. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 8.01. Other Events.
Effective May 20, 2015, the Company announced promotions and new officer appointments for both the Company and its subsidiary, United Fire & Casualty Company. A copy of the Company’s press release announcing the promotions and appointments is attached as Exhibit 99.2 to this Current Report on Form 8-K/A. The information in this Item 8.01 and Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.
(a) None.
(b) None.
(c) None.
(d) Exhibits.

Exhibit 3.1	Articles of Amendment to the Articles of Incorporation of United Fire Group, Inc.
Exhibit 99.1	Shareholder Presentation from the Annual Meeting of Shareholders on May 20, 2015
Exhibit 99.2	Press Release of United Fire Group, Inc. dated May 21, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	May 21, 2015	/s/ Randy A. Ramlo
Randy A. Ramlo, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Amendment Number One to United Fire Group, Inc. Articles of Incorporation
99.1	Shareholder Presentation from Annual Shareholder's Meeting on May 20, 2015
99.2	Press Release of United Fire Group, Inc. dated May 21, 20215